Related parties	12 Months Ended
Dec. 31, 2021
Related party transactions [abstract]
Related parties
6.5 Related parties
A legal or natural person is related to an On entity if the party directly or indirectly controls, is controlled by, or is under common control with the entity, has an interest in the entity that gives it significant influence over the entity, has joint control over the entity or is an associate or a joint venture of the entity.
On has identified the following related parties:
•Members of the On Executive Team
•Members of the Board of Directors of On
•Shareholders that have significant influence by delegating a member into the Board of Directors of On
No related party exercise control over On. In 2021, total share-based compensation of the non-executive members of the Board of Directors of On amounts to CHF 295k (2020: CHF 95k, 2019: CHF 575k).
In connection with our IPO, at our request, the underwriters reserved up to 5% of the Class A ordinary shares at the initial public offering price of $24.00 through a directed share program to certain individuals, including our directors, officers, employees and certain friends and family members of these persons. Pursuant to such directed share program, certain members and immediate family members of the Board of Directors of On purchased an aggregate of 56,667 Class A ordinary shares.
In 2020, a related party participated at the ordinary capital increase and purchased 861 shares for the amount of CHF 7,649k.
There were no further transactions with related parties for the relevant financial years except for the following transactions with the five members of On’s executive team:

(CHF in thousands)	2021	2020	2019

Short-term employee benefits	1,922	1,825	2,556
Post-employment benefits	14,373	2,072	273
Share-based compensation	67,328	10,044	9,568
On Executive Team	83,623	13,940	12,397